UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2006 (February 13,
                                     2006)

                          Brookdale Senior Living Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                 001-32641                20-3068069
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  (State or other jurisdiction of     (Commission             (IRS Employer
           incorporation)             File Number)         Identification No.)


  330 North Wabash, Suite 1400, Chicago, Illinois              60611
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (312) 977-3700
                                                   -----------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -- Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

     The descriptions of the Credit Agreement and the Guarantee and Pledge Agreement, each as set forth in Item 2.03 of this report, are incorporated herein by reference.

Section 2 -- Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement of a Registrant

     On February 10, 2006, Brookdale Senior Living Inc. (the "Company") entered into a $330.0 million credit agreement (the "Credit Agreement"), consisting of a $250.0 million term loan, a $20.0 million revolving loan, and a $60.0 million letters of credit commitment, with the several lenders from time to time parties thereto, Lehman Brothers Inc., as lead arranger, LaSalle Bank National Association, as syndication agent, Goldman Sachs Credit Partners L.P., Citigroup Global Markets Inc., and LaSalle Bank National Association, as co-arrangers, Goldman Sachs Credit Partners L.P. and Citicorp North America, Inc. as co-documentation agents, and Lehman Commercial Paper Inc., as administrative agent. A copy of the press release announcing the entering into the Credit Agreement is attached hereto and incorporated herein by reference as Exhibit 99.1.

     In connection with the Credit Agreement, the Company and each of the subsidiaries of the Company set forth on Schedules 1 and 2 thereto (the "Guarantors") made a Guarantee and Pledge Agreement (the "Guarantee and Pledge Agreement") in favor of Lehman Commercial Paper Inc., as administrative agent for the banks and other financial institutions from time to time parties to the Credit Agreement, pursuant to which certain of the Guarantors guarantee the prompt and complete payment and performance when due by the Company of its obligations under the Credit Agreement and certain of the Guarantors pledge certain assets for the benefit of the secured parties as collateral security for the payment and performance of the Company's obligations under the Credit Agreement and under the guarantee. The pledged assets include, among other things, equity interests in certain of the Company's subsidiaries, all related books and records and, to the extent not otherwise included, all proceeds and products of any and all of the foregoing, all supporting obligations in respect of any of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

     The term loan under the Credit Agreement is scheduled to mature on February 10, 2007 and the revolving loan and the letters of credit commitment is scheduled to expire on February 10, 2007. The Company has the option of requesting a six-month extension of any or all of the maturity or expiration dates.

     At the Company's option, the term loan and the revolving loan bear interest at either (i) the greater of (a) the prime lending rate as set forth on the British Banking Association Telerate Page 5 plus a margin of 0.50% and
(b) the Federal Funds Effective Rate plus 1/2 of 1% plus a margin of 0.50%, or
(ii) the Eurodollar rate plus a margin of 1.50%. In connection with the revolving loan and the letters of credit commitment, the Company will pay a commitment fee of 0.25% per annum on the average daily amount of undrawn funds. In connection with the term loan, the Company will pay a commitment fee of 0.125% of the average daily amount of undrawn funds so long as the Company draws less than $150.0 million, or 0.25% if the Company draws $150.0 million or more.

     The proceeds of the loans under the Credit Agreement shall be used to finance a portion of acquisitions of fee-simple and leasehold ownership interests in senior housing real estate and to pay related fees and expenses and for general corporate purposes. The letters of credit shall be used for the purpose of securing the payment obligation of the Company which could properly be paid from the proceeds of the loans.

     The Credit Agreement contains typical representations and covenants for loans of this type. A violation of any of these covenants could result in a default under the Credit Agreement, which would result in termination of all commitments and loans under the Credit Agreement and all other amounts owing under the Credit Agreement and other loan documents to become immediately due and payable.

     The foregoing summary of certain provisions of the Credit Agreement and the Guaranty and Pledge Agreement is qualified in its entirety by reference to the complete Credit Agreement filed as Exhibit 10.1 hereto and the Guaranty and Pledge Agreement filed as Exhibit 10.2 hereto, each of which is incorporated herein by reference.

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

         (c)   Exhibits

         10.1 Credit Agreement, dated as of February 10, 2006, among Brookdale Senior Living Inc., as Borrower, the several lenders from time to time parties thereto, Lehman Brothers Inc., as lead arranger, LaSalle Bank National Association, as syndication agent, Goldman Sachs Credit Partners L.P., Citigroup Global Markets Inc., and LaSalle Bank National Association, as co-arrangers, Goldman Sachs Credit Partners L.P. and Citicorp North America, Inc. as co documentation agents, and Lehman Commercial Paper Inc., as administrative agent.*

         10.2 Guarantee and Pledge Agreement, dated as of February 10, 2006, made by Brookdale Senior Living Inc. and certain of its Subsidiaries in favor of Lehman Commercial Paper Inc., as administrative agent.*

         99.1  Press release dated February 10, 2006.

         * Schedules and exhibits omitted pursuant to Item 601(b)(2) of Reg. S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          BROOKDALE SENIOR LIVING INC.
                          (Registrant)

                         /s/ Deborah C. Paskin
                         -----------------------------------------
                         Deborah C. Paskin
                         Executive Vice President, General Counsel
                         and Secretary


Date: February 13, 2006



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                                 EXHIBIT INDEX

Exhibit Number      Exhibit
--------------      --------------------------------------------------

10.1 Credit Agreement, dated as of February 10, 2006, among Brookdale Senior Living Inc., as Borrower, the several lenders from time to time parties thereto, Lehman Brothers Inc., as lead arranger, LaSalle Bank National Association, as syndication agent, Goldman Sachs Credit Partners L.P., Citigroup Global Markets Inc., and LaSalle Bank National Association, as co-arrangers, Goldman Sachs Credit Partners L.P. and Citicorp North America, Inc. as co documentation agents, and Lehman Commercial Paper Inc., as administrative agent.*

10.2 Guarantee and Pledge Agreement, dated as of February 10, 2006, made by Brookdale Senior Living Inc. and certain of its Subsidiaries in favor of Lehman Commercial Paper Inc., as administrative agent.*

99.1                Press Release dated February 10, 2006

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Reg. S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.